UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 28, 2014

EPIQ SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001-36633	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue

Kansas City, Kansas 66105

(Address of principal executive offices, including zip code)

(913) 621-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2014, Christopher E. Olofson submitted his voluntary resignation from the Board of Directors of Epiq Systems, Inc., to be effective on December 1, 2014.  Therefore, effective December 1, 2014, Mr. Olofson is no longer a member of the Board of Directors.  As a result of the resignation of Mr. Olofson, the Board currently consists of eight members, seven of whom are independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.

Date: December 4, 2014	By:	/s/ Tom W. Olofson
		Name:	Tom W. Olofson
		Title:	Chairman of the Board, Chief Executive Officer and Director